EXHIBIT 23.1.1


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 16, 2002, in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-1) No. 333-101299 and related Prospectus of Alternative Technology Resources, Inc. for the registration of 10,046,809 shares of its common stock.

                                                 /s/ Ermst & Young LLP

Sacramento, California
February 3, 2003